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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OFc 1934

                         Sunrise Telecom Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)
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
                    Delaware                                             77-0291197
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         (State of Incorporation or Organization)                    (I.R.S. Employer
                                                                     Identification no.)

      22 Great Oaks Boulevard, San Jose, CA                                95119
-----------------------------------------------------------     ----------------------------
       (Address of Principal Executive Offices)                       (Zip Code)
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
 If this form relates to the            If this form relates to the registration
 registration of a class of             of a class of securities pursuant to
 securities pursuant to Section 12(b)   Section 12(g) of the Exchange Act and is
 of the Exchange Act and is effective   effective pursuant to General Instruction
 pursuant to General Instruction        A.(d), please check the following box. [X]
 A.(c), please check the following
 box. [_]
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
Securities Act registration statement file number to which this form relates:    333-32070
                                                                             ---------------------
                                                                                (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:
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
             Title of Each Class                            Name of Each Exchange on Which Each
             to be so Registered                                  Class is to be Registered
             -------------------                            --------------------------------------

----------------------------------------------          ------------------------------------------

----------------------------------------------          ------------------------------------------
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Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $.001 par value
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                               (Title of Class)

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                               (Title of Class)
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Item 1.   Description of Registrant's Securities to be Registered.

          See "Description of Capital Stock" included in the Registration
Statement on Form S-1, No. 333-32070 (the "Registration Statement") of Sunrise
Telecom Incorporated (the "Registrant") as originally filed or as subsequently amended, which was filed with the Securities and Exchange Commission on March 7, 2000 under the Securities Act of 1933, as amended, and is hereby incorporated by reference pursuant to Rule 12b-23 of the Securities Exchange Act of 1934.

Item 2.   Exhibits.

          1.1  Amended and Restated Certificate of Incorporation.  See Exhibit
3.1 to the Registrant's Registration Statement on Form S-1, which is hereby incorporated by reference.

          1.2  Amended and Restated Bylaws.  See Exhibit 3.2 to the Registrant's
Registration Statement on Form S-1, which is hereby incorporated by reference.

          1.3  Specimen Common Stock Certificate.  See Exhibit 4.1 to the
Registrant's Registration Statement on Form S-1, which is hereby incorporated by reference.

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                                   SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  June 6, 2000                SUNRISE TELECOM INCORPORATED



                                    By:    /s/ Paul Ker-Chin Chang
                                       ---------------------------------------
                                      Name:  Paul Ker-Chin Chang
                                      Title: Chairman, President and
                                             Chief Executive Officer

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